Exhibit 99.2


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Knight Transportation, Inc., an Arizona corporation (the "Company") Quarterly Report on Form 10-Q for the three month period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Timothy M. Kohl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     To the best of the undersigned's knowledge, based upon a review of the Company's Form 10-Q for the three month period ended June 30, 2002:

     1. The Company's Quarterly Report on Form 10-Q for the three month period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2. The information contained in the Company's Form 10-Q for the three month period ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Timothy M. Kohl
                                        ----------------------------------------
                                        Timothy M. Kohl
                                        Chief Financial Officer
                                        Principal Financial Officer


STATE OF ARIZONA    )
                    )
County of Maricopa  )

     The foregoing was acknowledged before me this 9th day of August, 2002, by Timothy M. Kohl, Chief Financial Officer of Knight Transportation, Inc., an Arizona corporation, on behalf of such corporation.



                                        /s/ Eric Franco Frausto
                                        ----------------------------------------
                                        Notary Public
My Commission Expires:

January 01, 2005
----------------

     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.